EXHIBIT 10a2


         Schedule identifying substantially identical
         agreements among Fortune Brands, Inc. ("Fortune"),
         The Chase Manhattan Bank (National Association)
         and each of the following persons, to the
         Amendment constituting Exhibit 10a1 the Quarterly
         Report on Form 10-Q of Fortune for the period
         ended September 30, 1998
         --------------------------------------------------



                               Name
                               ----

                          Thomas C. Hays
                          John T. Ludes
                          Robert J. Rukeyser
                          Steven C. Mendenhall
                          Dudley L. Bauerlein, Jr.
                          Charles H. McGill
                          Craig P. Omtvedt